EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D to which this Agreement is annexed as Exhibit 99.1, and any amendments thereto, is and will be filed on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

January 8, 2018

STRATEGIC VALUE PARTNERS, LLC

By:	/s/ James Dougherty
Name: James Dougherty
Title: Fund Chief Financial Officer

SVP SPECIAL SITUATIONS III LLC

By:	/s/ James Dougherty
Name: James Dougherty
Title: Fund Chief Financial Officer

SVP SPECIAL SITUATIONS IV LLC

By:	/s/ James Dougherty
Name: James Dougherty
Title: Fund Chief Financial Officer

SVP SPECIAL SITUATIONS III-A LLC

By:	/s/ James Dougherty
Name: James Dougherty
Title: Fund Chief Financial Officer

/s/ Victor Khosla
Victor Khosla

SCHEDULE A

EXECUTIVE OFFICERS, DIRECTORS AND

CONTROL PERSONS OF THE REPORTING PERSONS

Name and Address	Present Principal Occupation and Employment

Victor Khosla Chief Investment Officer c/o Strategic Value Partners, LLC 100 West Putnam Avenue Greenwich, CT 06830	Chief Investment Officer of Strategic Value Partners, LLC, SVP Special Situations III LLC, SVP Special Situations IV LLC and SVP Special Situations III-A LLC

James Dougherty Fund Chief Financial Officer c/o Strategic Value Partners, LLC 100 West Putnam Avenue Greenwich, CT 06830	Fund Chief Financial Officer of Strategic Value Partners, LLC, SVP Special Situations III LLC, SVP Special Situations IV LLC and SVP Special Situations III-A LLC

Edward Kelly Chief Operating Officer c/o Strategic Value Partners, LLC 100 West Putnam Avenue Greenwich, CT 06830	Chief Operating Officer of Strategic Value Partners, LLC, SVP Special Situations III LLC, SVP Special Situations IV LLC and SVP Special Situations III-A LLC

David Charnin General Counsel and Chief Compliance Officer c/o Strategic Value Partners, LLC 100 West Putnam Avenue Greenwich, CT 06830	General Counsel and Chief Compliance Officer of Strategic Value Partners, LLC, SVP Special Situations III LLC, SVP Special Situations IV LLC and SVP Special Situations III-A LLC